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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of Wachovia Corporation (the "Corporation"), and each of us, do hereby appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for us and in our name, place and stead, in the capacities set forth opposite our names, to execute and file a Registration Statement on Form S-4, or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign and file any and all amendments (including post-effective amendments) to the Registration Statement, with any exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to take all actions necessary to effect the purposes of this Power of Attorney, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

   This the 28th day of March, 2000.

/s/ Robert S. McCoy, Jr.
_____________________________________
Robert S. McCoy, Jr.                      Vice Chairman and
                                          Chief Financial Officer

/s/ Donald K. Truslow
_____________________________________
Donald K. Truslow                         Senior Executive Vice President,
                                          Comptroller, and Treasurer
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                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS,

   We, the undersigned directors of Wachovia Corporation ("the Corporation"), and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for me and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Registration Statement under the Securities Act of 1933 on Form S-4 or other applicable forms, relating to one or more offerings of the Corporation's common stock, in connection with the Corporation's acquisition involving Commerce National Corporation, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, we have each executed this Power of Attorney as of the 8th day of March, 2000.

/s/ L. M. Baker, Jr.                      /s/ James S. Balloun
-------------------------------------     -------------------------------------
L.M. Baker, Jr.                           James S. Balloun

/s/ Peter C. Browning                     /s/ John T. Casteen, III
-------------------------------------     -------------------------------------
Peter C. Browning                         John T. Casteen, III

/s/ John L. Clendenin                     /s/ Thomas K. Hearn, Jr.
-------------------------------------     -------------------------------------
John L. Clendenin                         Thomas K. Hearn, Jr.

/s/ George W. Henderson, III              /s/ W. Hayne Hipp
-------------------------------------     -------------------------------------
George W. Henderson, III                  W. Hayne Hipp

/s/ Robert A. Ingram                      /s/ George R. Lewis
-------------------------------------     -------------------------------------
Robert A. Ingram                          George R. Lewis

/s/ Elizabeth Valk Long                   /s/ John G. Medlin, Jr.
-------------------------------------     -------------------------------------
Elizabeth Valk Long                       John G. Medlin, Jr.

/s/ Lloyd U. Noland, III                  /s/ Morris W. Offit
-------------------------------------     -------------------------------------
Lloyd U. Noland, III                      Morris W. Offit

/s/ G. Joseph Prendergast                 /s/ Sherwood H. Smith, Jr.
-------------------------------------     -------------------------------------
G. Joseph Prendergast                     Sherwood H. Smith, Jr.

/s/ John C. Whitaker, Jr.
-------------------------------------
John C. Whitaker, Jr.